UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

 SiteOne Landscape Supply, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SITE	New York Stock Exchange

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2019, SiteOne Landscape Supply, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter” and, as amended and restated, the “Third Amended and Restated Certificate of Incorporation”) to eliminate supermajority voting thresholds and other obsolete provisions.

The Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 15, 2019 and became effective immediately upon filing. The Company’s board of directors also adopted conforming amendments to the Company’s Second Amended and Restated By-laws (the “By-laws”), which became effective upon the filing of the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (as amended and restated, the Third Amended and Restated By-laws). The full text of the Third Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The full text of the Third Amended and Restated By-laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The final voting results were as follows:

Proposal 1: The Company’s stockholders elected the three nominees named in the Company’s 2019 Proxy Statement to serve a three-year term expiring at the Company’s 2022 Annual Meeting of Stockholders. The voting results are set forth below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Fred M. Diaz	38,176,716	113,947	1,936,492
W. Roy Dunbar	38,176,716	113,947	1,936,492
Larisa J. Drake	38,176,463	114,200	1,936,492

Proposal 2: The Company’s stockholders adopted the amendment and restatement of the Charter to eliminate supermajority voting thresholds and other obsolete provisions. The voting results are set forth below.

Votes For	Votes Against	Abstain	Broker Non-Votes
38,267,652	13,263	9,748	1,936,492

Proposal 3: The Company’s stockholders approved an advisory vote on the compensation of the Company’s named executive officers. The voting results are set forth below.

Votes For	Votes Against	Abstain	Broker Non-Votes
37,905,542	153,779	231,342	1,936,492

Proposal 4: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for the fiscal year 2019. The voting results are set forth below.

Votes For	Votes Against	Abstain	Broker Non-Votes
40,204,109	11,308	11,738	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of SiteOne Landscape Supply, Inc.

3.2	Third Amended and Restated By-laws of SiteOne Landscape Supply, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

	By:	/s/ Briley Brisendine
Name: Briley Brisendine
Title: Executive Vice President, General Counsel and Secretary

Date: May 16, 2019